UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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Otonomy, Inc.

(Name of Registrant as Specified In Its Charter)

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OTONOMY, INC.

4796 Executive Drive

San Diego, California 92121

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 23, 2020

The following Notice of Change of Location (the “Notice”) supplements and relates to the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of Otonomy, Inc. (the “Company”), filed with the Securities and Exchange Commission on April 27, 2020 and subsequently mailed to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”), to now be held virtually, on June 23, 2020 at 8:00 a.m. Pacific Time.

This Notice is being filed with the Securities and Exchange Commission and made available to stockholders on or about June 10, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY

STATEMENT AND ORIGINAL NOTICE. EXCEPT AS AMENDED OR SUPPLEMENTED BY THE INFORMATION CONTAINED IN THIS NOTICE, ALL INFORMATION SET FORTH IN THE PROXY STATEMENT CONTINUES TO APPLY AND SHOULD BE CONSIDERED IN VOTING YOUR SHARES.

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NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2020

To the Stockholders of Otonomy, Inc.:

Due to the health, safety and travel concerns of stockholders and federal, state and local government recommendations and restrictions imposed in response to the novel coronavirus (COVID-19) pandemic, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Otonomy, Inc. (the “Company”) has been changed. The Annual Meeting will now be held virtually, by webcast, and stockholders will not be able to attend the Annual Meeting physically in person. The Annual Meeting will be held on the same date and time as originally scheduled, Tuesday, June 23, 2020 at 8:00 a.m. Pacific Time.

As described in the proxy materials for the Annual Meeting that were previously distributed and are incorporated herein by reference, you are entitled to participate in the Annual Meeting if you were a stockholder of record at the close of business on April 24, 2020 (the “Record Date”), or hold a legal proxy for the Annual Meeting provided by your broker, bank or other nominee as of the Record Date.

The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/OTIC2020 and will begin promptly at 8:00 a.m. Pacific Time. To access, participate in, and vote your shares electronically at the Annual Meeting at www.virtualshareholdermeeting.com/OTIC2020, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice that you previously received. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page for the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available during the entirety of the meeting at the meeting website. After successfully entering your 16-digit control number, you may vote during the Annual Meeting and submit questions by following the instructions available on the meeting website.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the proxy card included with the proxy materials previously distributed. The proxy card will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote electronically, even if you have previously submitted your proxy.

By Order of the Board of Directors,

David A. Weber, Ph.D.

President and Chief Executive Officer

June 10, 2020

The Annual Meeting on June 23, 2020 at 8:00 a.m. Pacific Time will be accessible at www.virtualshareholdermeeting.com/OTIC2020.

The Company’s proxy statement and Annual Report on Form 10-K are available at in the Financial Information section of the Company’s Investor Relations webpage at http://investors.otonomy.com. You may also access these materials at www.proxyvote.com

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In addition, on June 10, 2020, we issued the following press release related to the change of the location of the Annual Meeting from an in-person to a virtual-only meeting.

FOR IMMEDIATE RELEASE

Otonomy to Hold Virtual Annual Meeting of Stockholders for 2020

SAN DIEGO, June 10, 2020 — Otonomy, Inc. (Nasdaq: OTIC), a biopharmaceutical company dedicated to the development of innovative therapeutics for neurotology, today announced that due to the health, safety and travel concerns of stockholders and federal, state and local government recommendations and restrictions imposed in response to the novel coronavirus (COVID-19) pandemic, the location of its 2020 Annual Meeting of Stockholders has changed. The Annual Meeting of Stockholders will be held virtually, by webcast, and stockholders will not be able to attend in person. The meeting will be held on the same date and time as originally scheduled, Tuesday, June 23, 2020 at 8 a.m. PDT.

As described in the company’s proxy materials previously distributed for the Annual Meeting, Otonomy stockholders as of the close of business on April 24, 2020 are entitled to attend and vote, and ask questions at the Annual Meeting.

Otonomy stockholders can access the meeting at www.virtualshareholdermeeting.com/OTIC2020 and entering the 16-digit control number found on the proxy card, voting instruction form, or other notices previously received by stockholders. Stockholders may vote and ask questions during the Annual Meeting by following the instructions available on the meeting website.

All stockholders are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. The proxy card that was previously distributed will not be updated to reflect the change in meeting format and may be used to vote shares in connection with the Annual Meeting. Stockholders who have previously sent in proxies, or voted via telephone or by internet, do not need to take any further action.

About Otonomy

Otonomy is a biopharmaceutical company dedicated to the development of innovative therapeutics for neurotology. The company pioneered the application of drug delivery technology to the ear in order to develop products that achieve sustained drug exposure from a single local administration. This approach is covered by a broad patent estate and is being utilized to develop a pipeline of products addressing important unmet medical needs including Ménière’s disease, hearing loss, and tinnitus. For additional information, please visit www.otonomy.com.

Contacts:

Media Inquiries:

Spectrum Science

Chloé-Anne Ramsey

Vice President

404.865.3601

cramsey@spectrumscience.com

Investor Inquiries:

Westwicke ICR

Robert H. Uhl

Managing Director

858.356.5932

robert.uhl@westwicke.com